UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 August 11, 2003



                              LIFECELL CORPORATION
                            -----------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            -------------------------
                 (State or other jurisdiction of incorporation)


          01-19890                                      76-0172936
------------------------------            -------------------------------------
  (Commission  File  Number)               (IRS  Employer Identification  No.)


   One Millenium Way, Branchburg, New Jersey                          08876
   -----------------------------------------------------------------------------
   (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (908) 947-1100


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Item 5.  Other  Events.

     On August 11, 2003, LifeCell Corporation announced that it entered into definitive purchase agreements with a group of institutional investors for the private placement of 3,294,000 newly issued shares of common stock at $4.25 per share. In connection with this private placement, LifeCell may also issue up to an additional 400,000 shares on the same terms if certain holders of the Company's Series B Preferred Stock exercise their right to participate in the placement. LifeCell issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1. A form of the Purchase Agreement entered into by the participants and LifeCell is attached to this Current Report on Form 8-K as
Exhibit  99.2.


Item  7.  Financial  Statements  and  Exhibits.

     (c)  Exhibits

     99.1  Press  release  dated  August  11,  2003.

     99.2  Form  of  Purchase  Agreement


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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  LIFECELL  CORPORATION

Date:  August 13, 2003            By:  /s/  Steven  T.  Sobieski
     -----------------                 -------------------------
                                       Steven  T.  Sobieski
                                       Chief  Financial  Officer


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